UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 4, 2005
                                                --------------------------------


                   Securitized Asset Backed Receivables LLC
    (as depositor for the First Franklin Mortgage Loan Trust 2005-FF1 to be
      formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the First Franklin Mortgage Loan Trust 2005-FF1,
              Mortgage Pass Through Certificates, Series 2005-FF1)
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-108395                   37-1472598
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

200 Park Avenue, New York, New York                                    10166
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 412-4000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as an exhibit is a certain Structural Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")) furnished to the Company by Barclays Capital Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the First Franklin Mortgage Loan Trust 2005-FF1, Mortgage Pass-Through Certificates, Series 2005-FF1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural Term Sheet by reference in the Registration Statement.

            Any statement or information contained in the attached Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Structural Term Sheet prepared by Barclays Capital Inc. in connection with certain classes of the First Franklin Mortgage Loan Trust 2005-FF1, Mortgage Pass-Through Certificates, Series 2005-FF1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SECURITIZED ASSET BACKED RECEIVABLES LLC



      February 8, 2005
                                   By:    /s/ Paul Menefee
                                      -------------------------------------
                                      Name:   Paul Menefee
                                      Title:  Director

                                INDEX TO EXHIBITS
                                -----------------




                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

99.1                      Structural Term Sheet                       (E)
                          prepared by Barclays Capital
                          Inc. in connection with
                          certain classes of the First
                          Franklin Mortgage Loan Trust
                          2005-FF1, Mortgage
                          Pass-Through Certificates,
                          Series 2005-FF1.